EXHIBIT 4.0

[GRAPHIC]      CATHETER TECHNOLOGY GROUP, INC. [GRAPHIC]

COMMON STOCK        INCORPORATED UNDER THE LAWS OF THE       CUSIP 14917A 10 0
                           STATE OF DELAWARE            SEE REVERSE FOR CERTAIN
                                                               DEFINITIONS

THIS IS TO CERTIFY that




is the owner of

FULLY AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $10 PAR VALUE, OF

Catheter Technology Group, Inc. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws of the Corporation, to all of which the holder of this certificate by acceptance hereof assents.
     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the fascimile signatures of its duly authorized officers.

Dated:

/s/ W. ALAN WALTON                            /s/ ALAN J. RABIN
          Secretary                                 Chief Executive Officer
                                                            and President

Countersigned and Registered
     AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, New York)       Transfer Agent,
                           and Registrar

By                         Authorized Signature

                        CATHETER TECHNOLOGY GROUP, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -______Custodian______
TEN ENT - as tenants by the entireties                    (Cust)       (Minor)
JT TEN  - as joint tenants with right             under Uniform Gifts to Minors
          of survivorship and not as                Act____________________
          tenants in common                                 (State)

Additional abbreviations may also be used though not in the above list.

For value received,_____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
___________________________

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,___________________



        ________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:_________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.